UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2025

Markforged Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-39453		92-3037714
(Commission File Number)		(I.R.S. Employer Identification No.)

60 Tower Road Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

(866) 496-1805

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $0.0001 par value per share	MKFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as described below) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) by and among Markforged Holding Corporation, a Delaware corporation (the “Company”), Nano Dimension Ltd. (“Nano”), and Nano US II, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Nano (“Merger Sub”).

On April 25, 2025 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect, wholly owned subsidiary of Nano.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•

Each outstanding share of common stock, par value $0.0001 per share, of the Company (“Common Stock”) (other than (i) shares of the Company’s preferred stock, par value $0.0001 per share, (ii) shares of Common Stock held by the Company as treasury stock or otherwise held directly by a Company subsidiary, Nano or Merger Sub immediately prior to the Effective Time and (iii) shares of Common Stock held by Company stockholders who have perfected their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law (clauses (i)-(iii), the “Excluded Shares”)), was converted automatically into the right to receive an amount in cash equal to $5.00 per share (the “Per Share Merger Consideration”), without interest and less any applicable tax withholdings. Immediately prior to the Effective Time, each Excluded Share was cancelled and no consideration is payable in respect thereof.

•

Each option to purchase Common Stock that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, and had a per share exercise price less than the Per Share Merger Consideration (each, an “In-the-Money Company Stock Option”) was cancelled, and each former holder thereof is entitled to receive the Per Share Merger Consideration for each Net Share (as defined in the Merger Agreement) covered by such In-the-Money Company Stock Option, without interest and less applicable tax withholdings. Any option to purchase Common Stock that was outstanding and unexercised immediately prior to the Effective Time and had a per share exercise price equal to or more than the Per Share Merger Consideration was cancelled, and each former holder thereof is not entitled to receive consideration therefor.

•

Each restricted stock unit of the Company that was unvested and outstanding immediately prior to the Effective Time (each, an “Unvested Company RSU”) was automatically cancelled and replaced with a grant by Nano of a restricted stock unit award (a “Replacement RSU Award”) on similar terms and conditions as were applicable to the Unvested Company RSU under the Company’s incentive award plan immediately prior to the Effective Time, except that (i) any continued employment or service requirement will be based on the applicable Continuing Company Employee’s continued employment or service with Nano or its subsidiaries, including the Surviving Corporation, (ii) the existing vesting schedule for the applicable Unvested Company RSU will apply to the Replacement RSU Award replacing such Unvested Company RSU (provided that, with respect to such Replacement RSU Award, each holder of an Unvested Company RSU that was a participant in the Company’s Executive Severance and Change in Control Plan was entitled to maintain any vesting acceleration to which they were entitled thereunder), and (iii) the number of Nano’s ordinary shares, par value NIS 5.00 per share (the “Nano Ordinary Shares”), underlying the Replacement RSU Award will be determined by multiplying the number of shares of Common Stock issuable upon vesting of the Unvested Company RSU immediately prior to the Effective Time by the quotient obtained by dividing (a) the Per Share Merger Consideration by (b) the volume weighted average price of an American Depositary Share of Nano (representing a beneficial interest in one (1) Nano Ordinary Share) for the ten (10) consecutive trading days ended on (and including) April 21, 2025, rounding down to the nearest whole number of shares and subject to certain customary reductions.

•

Each warrant to purchase shares of Common Stock that was outstanding and unexercised immediately prior to the Effective Time (each, a “Company Warrant”), in accordance with its terms, automatically ceased to represent a Company Warrant exercisable for Common Stock and became a warrant exercisable for the Per Share Merger Consideration that the holder of such Company Warrant would have been entitled to receive if such Company Warrant had been exercised immediately prior to the Effective Time.

•

Each recipient’s right to receive any Company Earnout Shares (as defined in the Merger Agreement) was automatically cancelled and was converted into a right to receive, in full satisfaction of the rights of such holder with respect to each Company Earnout Share such holder was entitled to receive, a cash payment equal to the Per Share Merger Consideration payable in accordance with the Merger Agreement in respect of a share of Common Stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 26, 2024, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, on the Closing Date, the Company notified the New York Stock Exchange (“NYSE”) that the Merger had been consummated and requested that the NYSE (i) suspend trading of the Common Stock prior to the open of trading on the Closing Date, and (ii) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the shares of Common Stock under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

As a result of the Merger, each share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted automatically, at the Effective Time, into the right to receive the Per Share Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 3.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became an indirect, wholly owned subsidiary of Nano.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Zipori Resignation

On April 24, 2025, Assaf Zipori informed the Board of Directors of the Company (the “Board”) that he would resign from his position as Chief Financial Officer, Treasurer and Secretary of the Company, effective immediately, to pursue an opportunity outside of the Company. Mr. Zipori’s decision to resign did not involve disagreements with the Company, the Company’s management or the Board on any matter relating to the Company’s operations, policies or practices.

Director and Officer Resignations in Connection with the Merger

In connection with the Merger, as of the Effective Time, each of Alan Masarek, Shai Terem, Edward T. Anderson, Michael Medici, Paul Milbury, Carol Meyers, Antonio Rodriguez, Aaron VanDevender and George Riedel resigned from the Board and from any and all committees thereof on which they served and ceased to be directors of the Company.

Julien Lederman and Ofir Baharav, who constituted the directors of Merger Sub as of immediately prior to the Effective Time, became the directors of the Company.

In connection with the Merger, as of the Effective Time, Shai Terem resigned from his role as Chief Executive Officer and President of the Company and, in accordance with the Merger Agreement, the other executive officers of the Company immediately prior to the Merger remained in their respective positions as the executive officers of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, by and among Nano Dimension Ltd., Nano US II, Inc. and Markforged Holding Corporation, dated September 25, 2024 (incorporated by reference to Exhibit 2.1 to Markforged Holding Corporation’s Current Report on Form 8-K filed September 26, 2024).

3.1**	Amended and Restated Certificate of Incorporation of Markforged Holding Corporation.

3.2**	Amended and Restated Bylaws of Markforged Holding Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKFORGED HOLDING CORPORATION

Date: April 25, 2025	By:	/s/ Shai Terem
Shai Terem
Chief Executive Officer